U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 18, 2022

SUNSHINE BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Colorado	000-52898	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R0A5

(Address of principal executive offices)

(514) 426-6161

(Issuer’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 18, 2022, Sunshine Biopharma, Inc. (the “Company”) entered into a research agreement with the Arizona Board of Regents on behalf of the University of Arizona (the “University”). Pursuant to the research agreement, the University agreed to use reasonable efforts to perform a research project focused on determining the in vivo safety, pharmacokinetics, and dose selection properties of three University owned PLpro inhibitors, followed by efficacy testing in mice infected with SARS-CoV-2, in consideration for certain milestone payments to be made by the Company. Under the agreement, the University granted the Company a first option to negotiate for a commercial, royalty-bearing license for all intellectual property invented or authored by University personnel under the research project. The agreement will expire upon completion of the work specified therein, subject to the right of either party to terminate the agreement upon 90 days’ written notice, or the right of the Company to terminate the agreement upon 30 days’ written notice if the Company determines that the research results do not favorably support the development of a commercially viable drug.

The foregoing description of the research agreement is qualified by reference to the full text of the agreement which is filed as an exhibit to this report.

Item 8.01.	Other Events.

In connection with the closing of the Company’s public offering, and consistent with the disclosure therein, on February 22, 2022, the Company redeemed 990,000 shares of Series B Preferred Stock held by the Company’s chief executive officer, Dr. Steve N. Slilaty, for a redemption price equal to the stated value of $0.10 per share.

On February 25, 2022, the Company issued a press release regarding the research agreement. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(b) Exhibits. The following exhibits are included in this report:

No.	Description
10.1	Research Agreement, dated February 18, 2022, between the Company and the University
99.1	Press Release
104	Cover Page Interactive Data File (formatted in iXBRL)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2022	SUNSHINE BIOPHARMA, INC.
(Registrant)

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

3